Goodwill and intangible assets	12 Months Ended
Dec. 31, 2019
Intangible Assets [Abstract]
Goodwill and intangible assets

21	Goodwill and intangible assets

		2019	2018
	Footnotes	$m	$m
Goodwill		5,590	12,986
Present value of in-force long-term insurance business		8,945	7,149
Other intangible assets	1	5,628	4,222
At 31 Dec		20,163	24,357

1
Included within other intangible assets is internally generated software with a net carrying value of $4,829m (2018: $3,632m). During the year, capitalisation of internally generated software was $2,086m (2018: $1,781m) and amortisation was $947m (2018: $687m).

Movement analysis of goodwill
	2019	2018
	$m	$m
Gross amount
At 1 Jan	22,180	22,902
Exchange differences	(154)	(617)
Other	58	(105)
At 31 Dec	22,084	22,180
Accumulated impairment losses
At 1 Jan	(9,194)	(9,314)
Impairment losses	(7,349)	—
Exchange differences	49	120
At 31 Dec	(16,494)	(9,194)
Net carrying amount at 31 Dec	5,590	12,986
Impairment testing
The Group’s impairment test in respect of goodwill allocated to each cash-generating unit (‘CGU’) is performed at 1 July each year. A review for indicators of impairment is undertaken at each subsequent quarter-end and at 31 December 2019.
31 December 2019 impairment test
Having considered the extent of our 2020 business update, current market conditions and their combined potential impact on HSBC’s operations, an interim impairment test was performed at 31 December 2019 for all CGUs. As a result, we recognised $7.3bn of goodwill impairment related to five CGUs: GB&M; Europe – CMB; North America – GPB; Latin America – CMB; and Middle East and North Africa – CMB.
Impairment resulted from a combination of factors, including our macroeconomic outlook, a corresponding judgement to reduce the basis of the long-term growth rate assumption used to estimate value in use (‘VIU’), IFRS requirements which limit elements of management-approved forecasts that should be considered when testing goodwill for impairment (see ‘Management’s judgement in estimating cash flows of a CGU’ on page 321) and lower forecast profitability in some businesses. Significant inputs to the VIU calculation are discussed in more detail within ‘Basis of the recoverable amount’ on page 321. Management considered the sensitivity of certain assumptions and the outcome of reasonably possible alternative scenarios. This resulted in full impairment of goodwill for the five CGUs.

Impairment results and key assumptions in VIU calculation – impaired CGUs
	Carrying amount	of which goodwill	Value in use	Impairment	Discount rate	Growth rate beyond initial cash flow projections
	$bn	$bn	$bn	$bn	%	%
Cash-generating unit
GB&M	60.7	4.0	55.8	4.0	9.5	2.0
Europe – CMB	20.0	2.5	17.5	2.5	9.5	1.8
North America – GPB	0.9	0.4	0.5	0.4	9.5	2.1
Latin America – CMB	1.3	0.3	1.0	0.3	17.0	3.6
Middle East and North Africa – CMB	2.6	0.1	1.5	0.1	13.3	2.4
2019 impairment recognised				7.3

Basis of the recoverable amount
The recoverable amount of all CGUs to which goodwill has been allocated was equal to its VIU at each respective testing date. The VIU is calculated by discounting management’s cash flow projections for the CGU. The key assumptions used in the VIU calculation for each individually significant CGU that is not impaired are discussed below.

Key assumptions in VIU calculation – significant CGUs at 31 December 2019
	Goodwill at 31 Dec 2019	Discount rate	Growth rate beyond initial cash flow	Goodwill at 1 Jul 2019	Discount rate	Nominal growth rate beyond initial cash flow projections	Goodwill at 1 Jul 2018	Discount rate	Nominal growth rate beyond initial cash flow projections
	$m	%	%	$m	%	%	$m	%	%
Cash-generating unit Europe – RBWM	3,464	8.3	1.7	3,496	8.3	3.2	3,565	8.1	3.8
At 31 December 2019, aggregate goodwill of $2,126m (1 July 2019: $2,938m; 1 July 2018: $3,061m) had been allocated to CGUs that were not considered individually significant. The Group’s CGUs do not carry on their balance sheets any significant intangible assets with indefinite useful lives, other than goodwill.
Management’s judgement in estimating the cash flows of a CGU
The cash flow projections for each CGU are based on plans approved by the Board. The Board challenges and endorses planning assumptions in light of internal capital allocation decisions necessary to support our strategy, current market conditions and macroeconomic outlook. For the 31 December 2019 interim impairment test, cash flow projections until the end of Q1 2024 were considered. As required by IFRSs, estimates of future cash flows exclude estimated cash inflows or outflows that are expected to arise from restructuring initiatives before an entity has a constructive obligation to carry out the plan, and would therefore have recognised a provision for restructuring costs. Our business update includes plans to reduce operating costs by approximately $4.5bn by 2022, incurring costs to achieve these reductions of $6.0bn. Accordingly, we have excluded these components of the plan approved by the Board as they relate to individual CGUs when calculating VIU.
Discount rate
The rate used to discount the cash flows is based on the cost of capital assigned to each CGU, which is derived using a capital asset pricing model (‘CAPM’). CAPM depends on a number of inputs reflecting financial and economic variables, including the risk-free rate and a premium to reflect the inherent risk of the business being evaluated. These variables are based on the market’s assessment of the economic variables and management’s judgement. The discount rates for each CGU are refined to reflect the rates of inflation for the countries within which the CGU operates. In addition, for the purposes of testing goodwill for impairment, management supplements this process by comparing the discount rates derived using the internally generated CAPM, with the cost of capital rates produced by external sources for businesses operating in similar markets.
Long-term growth rate
The long-term growth rate is used to extrapolate the cash flows in perpetuity because of the long-term perspective within the Group of business units making up the CGUs. Prior to the 31 December 2019 impairment test, these growth rates reflected GDP and inflation (nominal GDP) for the countries within which the CGU operates or from which it derives revenue. At 31 December 2019 we considered the extent to which growth rates based on nominal GDP data remained appropriate given the uncertainty in the macroeconomic environment from the impact of social unrest in Hong Kong, trade disagreements between the US and China and the UK’s withdrawal from the EU. We anticipate that when global growth does stabilise it will be at a slightly lower level than recent years. As a result, we considered it appropriate to base the long-term growth rate assumption on inflation data, moving away from a higher nominal GDP basis. This judgement had a material impact on the goodwill impairment outcome.
Sensitivities of key assumptions in calculating VIU
At 31 December 2019, Europe – RBWM was sensitive to reasonably possible adverse changes in key assumptions supporting the recoverable amount. In making an estimate of reasonably possible changes to assumptions, management considers the available evidence in respect of each input to the model, such as the external range of discount rates observable, historical performance against forecast and risks attaching to the key assumptions underlying cash flow projections. A reasonable change in a single key assumption may not result in impairment. Though taken together a combination of reasonable changes in key assumptions could result in a recoverable amount that is lower than the CGU’s carrying amount.

	Input	Key assumptions	Associated risks	Reasonably possible change
Cash-generating unit
Europe – RBWM	Cash flow projections	• Level of interest rates and yield curves. • Competitors’ position within the market. • Level and change in unemployment rates.	• Uncertain regulatory environment. • Customer remediation and regulatory actions.	• Cash flow projections decrease by 30%. This does not result in an impairment.
	Discount rate	• Discount rate used is a reasonable estimate of a suitable market rate for the profile of the business.	• External evidence suggests that the rate used is not appropriate to the business.	• Discount rate increases by 100 bps. This does not result in an impairment.

Sensitivity of VIU to reasonably possible changes in key assumptions and changes to current assumptions to achieve nil headroom
Europe – RBWM
In $ billions (unless otherwise stated)	$bn
At 31 December 2019
Carrying amount	10.1
VIU	16.7
Impact on VIU
100 bps increase in the discount rate – single variable	(2.3)
30% decrease in cash flow projections – single variable	(5.6)
Cumulative impact of all changes	(7.1)
Changes to key assumption to reduce headroom to NIL – single variable
Discount rate – bps	397
Cash flows – %	(39.4)
Present value of in-force long-term insurance business
When calculating the present value of in-force long-term (‘PVIF’) insurance business, expected cash flows are projected after adjusting for a variety of assumptions made by each insurance operation to reflect local market conditions and management’s judgement of future trends and uncertainty in the underlying assumptions is reflected by applying margins (as opposed to a cost of capital methodology) including valuing the cost of policyholder options and guarantees using stochastic techniques.
Actuarial Control Committees of each key insurance entity meet on a quarterly basis to review and approve PVIF assumptions. All changes to non-economic assumptions, economic assumptions that are not observable and model methodologies must be approved by the Actuarial Control Committee.

Movements in PVIF
		2019	2018
	Footnotes	$m	$m
As at 31 Dec 2017		7,149	6,610
Impact on transition to IFRS 9		NA	(78)
At 1 Jan		7,149	6,532
Change in PVIF of long-term insurance business		1,749	673
– value of new business written during the year		1,225	1,117
– expected return	1	(836)	(719)
– assumption changes and experience variances (see below)		1,378	292
– other adjustments		(18)	(17)
Exchange differences and other movements		47	(56)
At 31 Dec		8,945	7,149

1	‘Expected return’ represents the unwinding of the discount rate and reversal of expected cash flows for the period.
Assumption changes and experience variances
Included within this line item are:

•	$1,126m (2018: $(56)m), directly offsetting interest rate-driven changes to the valuation of liabilities under insurance contracts.

•
$36m (2018: $455m), reflecting the future expected sharing of returns with policyholders on contracts with discretionary participation features (‘DPF’), to the extent this sharing is not already included in liabilities under insurance contracts.

•	$216m (2018: $(107)m), driven by other assumptions changes and experience variances.
Key assumptions used in the computation of PVIF for main life insurance operations
Economic assumptions are set in a way that is consistent with observable market values. The valuation of PVIF is sensitive to observed market movements and the impact of such changes is included in the sensitivities presented below.

	2019		2018
	Hong Kong	France[1]	Hong Kong	France[1]
	%	%	%	%
Weighted average risk-free rate	1.84	0.44	2.29	1.52
Weighted average risk discount rate	5.44	1.27	5.90	2.35
Expense inflation	3.00	1.70	3.00	1.70

1	For 2019, the calculation of France’s PVIF assumes a risk discount rate of 1.27% (2018: 2.35%) plus a risk margin of $130m (2018: $109m).
Sensitivity to changes in economic assumptions
The Group sets the risk discount rate applied to the PVIF calculation by starting from a risk-free rate curve and adding explicit allowances for risks not reflected in the best-estimate cash flow modelling. Where the insurance operations provide options and guarantees to policyholders the cost of these options and guarantees is an explicit reduction to PVIF, unless it is already allowed for as an explicit addition to the technical provisions required by regulators. For further details of these guarantees and the impact of changes in economic assumptions on our insurance manufacturing subsidiaries, see page 186.
Sensitivity to changes in non-economic assumptions
Policyholder liabilities and PVIF are determined by reference to non-economic assumptions, including mortality and/or morbidity, lapse rates and expense rates. For further details on the impact of changes in non-economic assumptions on our insurance manufacturing operations, see page 187.